Exhibit 10.1(b)

Execution Version

AMENDMENT NO. 7 TO THE REVOLVING CREDIT AGREEMENT

AMENDMENT NO. 7 TO THE REVOLVING CREDIT AGREEMENT, dated as of September 20, 2022 (this “Amendment”), by and among VERTIV INTERMEDIATE HOLDING II CORPORATION (formerly known as CORTES NP INTERMEDIATE HOLDING II CORPORATION) (“Holdings”), VERTIV GROUP CORPORATION (formerly known as CORTES NP ACQUISITION CORPORATION) (the “Lead Borrower”), the other Borrowers party hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and each 2022 Increase Loan Lender (as defined below).

WHEREAS, reference is hereby made to the Revolving Credit Agreement, dated as of November 30, 2016 (as amended by Amendment No. 1 to Revolving Credit Agreement, dated as of September 28, 2018 (“Amendment No. 1”), Amendment No. 2 to the Revolving Credit Agreement, dated as of October 19, 2018 (“Amendment No. 2”), Amendment No. 3 to the Revolving Credit Agreement, dated as of February 15, 2019 (“Amendment No. 3”), Amendment No. 4 to the Revolving Credit Agreement, dated as of January 14, 2020 (“Amendment No. 4”), Amendment No. 5 to the Revolving Credit Agreement, dated as of March 2, 2020 (“Amendment No. 5”) and Amendment No. 6 to the Revolving Credit Agreement, dated as of September 20, 2022 (“Amendment No. 6”), and as further amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof prior to the date hereof, the “Credit Agreement”; the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”), among Holdings, the Lead Borrower, the other Borrowers from time to time party thereto, the Administrative Agent, the Collateral Agents, the other agents, arrangers and bookrunners party thereto and each Lender from time to time party thereto;

WHEREAS, pursuant to Section 2.15 of the Credit Agreement, the Lead Borrower may obtain Revolving Commitment Increases under the Credit Agreement by, among other things, entering into an amendment to the Credit Agreement in accordance with the terms and conditions set forth in the Credit Agreement;

WHEREAS, the Lead Borrower has notified the Administrative Agent that it is requesting an increase in U.S. Revolving Commitments (the “U.S. Revolving Commitment Increases”) in the amount set forth on Schedule 1 hereto pursuant to Section 2.15(b) of the Credit Agreement;

WHEREAS, each Person identified on Schedule 1 hereto (each, a “2022 Increase Loan Lender”, and collectively, the “2022 Increase Loan Lenders”) has agreed (on a several and not a joint basis), subject to the terms and conditions set forth herein and in the Credit Agreement, to provide a U.S. Revolving Commitment Increase in the amount set forth opposite such 2022 Increase Loan Lender’s name on Schedule 1 hereto (and the total amount of U.S. Revolving Commitment Increases made pursuant to this Amendment shall be $115,000,000);

WHEREAS, the Credit Parties party hereto, the Administrative Agent and each of the 2022 Increase Loan Lenders have indicated their willingness to amend, pursuant to Section 2.15(d) and Section 13.12 of the Credit Agreement, certain other terms of the Credit Agreement in connection with the establishment of such U.S. Revolving Commitment Increases as set forth in Section 2 of this Amendment;

WHEREAS, pursuant to Section 13.12 of the Credit Agreement, the Credit Agreement or any other Credit Document may be amended in a writing signed by the Credit Parties, the Administrative Agent and the Required Lenders; and

WHEREAS, JPMorgan Chase Bank, N.A. (or any of its affiliates as so designated by them to act in such capacity) has been appointed and will act as the sole arranger and bookrunner for the U.S. Revolving Commitment Increases (in such capacity, the “Arranger”).

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.    Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby. This Amendment is a “Credit Document” as defined under the Credit Agreement.

Section 2.    Amendments Relating to the U.S. Revolving Commitment Increases. Effective as of the Amendment No. 7 Effective Date, the Credit Parties party hereto, the Administrative Agent and each of the 2022 Increase Loan Lenders party hereto hereby agree to each of the following amendments:

(a)    Amendments to Section 1.01. The following defined terms shall be added to Section 1.01 of the Credit Agreement:

“Amendment No. 7” shall mean Amendment No. 7 to the Credit Agreement, dated as of the Amendment No. 7 Effective Date.

“Amendment No. 7 Effective Date” shall mean September 20, 2022.

(b)    In the definition of “Credit Documents” in Section 1.01 of the Credit Agreement, add “, Amendment No. 7” immediately after “Amendment No. 6”.

(c)    In the definition of “U.S. Revolving Commitment” in Section 1.01 of the Credit Agreement, replace the last sentence therein with the following: “The aggregate amount of the Lenders’ U.S. Revolving Commitments on the Amendment No. 7 Effective Date is $450,000,000.”

Section 3.     U.S. Revolving Commitment Increases. Effective as of the Amendment No. 7 Effective Date:

(a)    The Lead Borrower and each 2022 Increase Loan Lender hereby agree that, subject to the satisfaction (or waiver by the 2022 Increase Loan Lenders and, to the extent required by Section 2.15(b) of the Credit Agreement, the Required Lenders) of the conditions in Section 6 hereof, on the Amendment No. 7 Effective Date, the U.S. Revolving Commitment Increase of each 2022 Increase Loan Lender shall become effective and the U.S. Revolving Commitments shall be deemed increased by the amount of the U.S. Revolving Commitment Increases of each 2022 Increase Loan Lender in the amounts set forth on Schedule 1 hereto. Pursuant to Section 2.15 of the Credit Agreement, the U.S. Revolving Commitment Increases shall be U.S. Revolving Commitments for all purposes under the Credit Agreement and each of the other Credit Documents and shall have terms identical to the U.S. Revolving Commitments outstanding under the Credit Agreement immediately prior to the date hereof (but giving effect to any amendments hereunder).

(b)    Without derogation of the obligations of any 2022 Increase Loan Lender that is already a Lender under the Credit Agreement, each 2022 Increase Loan Lender acknowledges and agrees that upon the Amendment No. 7 Effective Date, such 2022 Increase Loan Lender shall be a “Lender” under, and for all purposes of, the Credit Agreement and the other Credit Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

(c)    After giving effect to such U.S. Revolving Commitment Increases, the Revolving Commitment of each Lender shall be as set forth on Schedule 2 hereto (and such Schedule 2 shall supersede Schedule 2.01 to the Credit Agreement that is in effect immediately prior to the Amendment No. 7 Effective Date).

Section 4.    Reallocation.

(a)    The reallocation of the Lenders’ U.S. Revolving Loans contemplated by Section 2.15(c) of the Credit Agreement with respect to any increase in the U.S. Revolving Commitments shall occur with respect to the U.S. Revolving Commitment Increases contemplated hereby on the Amendment No. 7 Effective Date, and the 2022 Increase Loan Lenders shall make such U.S. Revolving Loans on the Amendment No. 7 Effective Date as may be required to effectuate such reallocation.

(b)    On the Amendment No. 7 Effective Date, all participations in Letters of Credit and Swingline Loans shall be reallocated pro rata among the Lenders under the U.S. Subfacility after giving effect to the U.S. Revolving Commitment Increases contemplated hereby.

Section 5.    Representations Correct. By its execution of this Amendment, each Credit Party party hereto hereby represents and warrants, as of the date hereof, that:

(a)    Each Credit Party that is party hereto has the corporate, partnership, limited liability company or unlimited liability company power and authority, as the case may be, to execute, deliver and perform the terms and provisions of this Amendment (and by extension the Amended Credit Agreement) and has taken all necessary corporate, partnership, limited liability company or unlimited liability company action, as the case may be, to authorize the execution, delivery and performance by it of this Amendment by each Credit Party that is a party hereto. Each Credit Party that is a party hereto has duly executed and delivered this Amendment, and this Amendment constitutes a legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

(b)    Neither the execution, delivery or performance by any Credit Party party hereto of this Amendment, nor compliance by it with the terms and provisions hereof (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except for Permitted Liens) upon any of the property or assets of any Credit Party party hereto pursuant to the terms of, any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, in each case to which any Credit Party party hereto is a party or by which it or any of its property or assets is bound or to which it may be subject (except, in the case of preceding clauses (i) and (ii), other than in the case of any contravention, breach, default and/or conflict, that would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect) or (iii) will violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents), as applicable, of any Credit Party party hereto;

(c)    Except to the extent the failure to obtain or make the same would not reasonably be expected to have a Material Adverse Effect, no order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for (x) those that have otherwise been obtained or made on or prior to the Amendment No. 7 Effective Date and which remain in full force and effect on the Amendment No. 7 Effective Date and (y) filings or registrations which are necessary to perfect, or required under applicable law with respect to, the security interests created under the Security Documents), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to be obtained or made by, or on behalf of, any Credit Party party hereto to authorize, or is required to be obtained or made by, or on behalf of, any Credit Party party hereto in connection with, the execution, delivery and performance of this Amendment;

(d)    At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing; and

(e)    All proceeds of the Loans incurred after the Amendment No. 7 Effective Date will be used in accordance with Section 9.11 of the Amended Credit Agreement.

Section 6.    Effectiveness. This Amendment shall become effective as of the date hereof (the “Amendment No. 7 Effective Date”), subject to the satisfaction (or waiver by the 2022 Increase Loan Lenders and, to the extent required by Section 13.12 of the Credit Agreement, the Required Lenders) of the following conditions:

(a)    Counterparts of this Amendment shall have been executed and delivered (by electronic transmission or otherwise) to the Administrative Agent by Holdings, the Lead Borrower, the other Borrowers, the Administrative Agent, and each 2022 Increase Loan Lender;

(b)    The Administrative Agent shall have received customary secretary’s certificates or director’s certificates for each U.S. Credit Party, Irish Credit Party and Hong Kong Credit Party (together with applicable attachments), in each case, substantially similar to the secretary’s certificates or director’s certificates (amended as necessary to reflect the transactions contemplated hereby) for such Credit Party that was delivered on the Amendment No. 5 Effective Date (in the case of the U.S. Credit Parties and Hong Kong Credit Parties) or the Amendment No. 6 Effective Date (in the case of the Irish Credit Parties), or otherwise in form and substance reasonably satisfactory to the Administrative Agent;

(c)    The Administrative Agent shall have received a Hong Kong confirmation deed to the Initial Hong Kong Security Agreement executed by the Hong Kong Credit Parties and the Asian Collateral Agent, dated the Amendment No. 7 Effective Date and in form and substance reasonably satisfactory to the Administrative Agent;

(d)    The Administrative Agent shall have received from (i) Willkie Farr & Gallagher LLP, special counsel to the U.S. Credit Parties, (ii) Morgan, Lewis & Bockius LLP, California counsel to the U.S. Credit Parties formed or organized under the laws of the State of California, (iii) Taft Stettinius & Hollister LLP, Ohio counsel to the U.S. Credit Parties formed or organized under the laws of the State of Ohio, and (iv) Mayer Brown, Hong Kong counsel to the Administrative Agent, opinions addressed to the Administrative Agent and each of the Lenders and dated the Amendment No. 7 Effective Date, in each case, substantially similar to the opinions (amended as necessary to reflect the transactions contemplated hereby) for such Credit Party that were delivered on the Amendment No. 5 Effective Date, or otherwise in form and substance reasonably satisfactory to the Administrative Agent;

(e)    Each of the representations and warranties made by any Credit Party party hereto set forth in Section 5 of this Amendment, Section 8 of the Credit Agreement or in any other Credit Document are true and correct in all material respects (without duplication of any materiality standard set forth in any such representation or warranty) on and as of the Amendment No. 7 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such date (without duplication of any materiality standard set in any such representation or warranty);

(f)    No Event of Default has occurred and is continuing;

(g)    The Administrative Agent shall have received on or prior to the Amendment No. 7 Effective Date, (i) for the ratable account of each 2022 Increase Loan Lender, upfront fees in an amount equal to 0.15% of the aggregate principal amount of the U.S. Revolving Commitment Increases of such 2022 Increase Loan Lender as of the Amendment No. 7 Effective Date and (ii) for the account of the Administrative Agent and the Arranger, all reasonable out-of-pocket fees and expenses of the Administrative Agent and the Arranger, including all invoiced fees and expenses of one primary U.S. counsel to the Administrative Agent and one local counsel in any relevant jurisdiction (which may include a single firm of counsel acting in multiple jurisdictions), in each case, to the extent invoiced at least two (2) Business Days’ prior to the date hereof;

(h)    The Administrative Agent shall have received (i) in respect of each U.S. Credit Party, certified copies of a recent date of requests for information or copies (Form UCC-1) listing all effective financing statements that name Holdings, the Lead Borrower or any other U.S. Credit Party as debtor and that are filed in the UCC as may be reasonably necessary or desirable to perfect the security interests purported to be created by the Security Documents, together with copies of such other financing statements that name Holdings, the Lead Borrower or any other U.S. Credit Party as debtor (none of which shall cover any of the Collateral except to the extent evidencing Permitted Liens) and (ii) in respect of each U.S. Credit Party, reports as of a recent date listing all effective tax and judgment liens with respect to Holdings, the Lead Borrower or any other U.S. Credit Party in the United States; and

(i)    (i) Each 2022 Increase Loan Lender shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the AML Legislation, in each case, to the extent reasonably requested by such Person in writing at least ten (10) days prior to the Amendment No. 7 Effective Date and (ii) to the extent the Lead Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), any 2022 Increase Loan Lender that has requested, in a written notice to the Lead Borrower at least ten (10) days prior to the Amendment No. 7 Effective Date, a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation (a “Beneficial Ownership Certification”) shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such 2022 Increase Loan Lender of its signature page to this Agreement, the condition set forth in this clause (ii) shall be deemed to be satisfied).

Section 7.    Fees Generally. All fees payable hereunder, including, without limitation, the fees payable under the Engagement Letter, shall be in all respects fully earned, due and payable on the Amendment No. 7 Effective Date and non-refundable and non-creditable thereafter.

Section 8.    Acknowledgments and Confirmations; Liens Unimpaired.

(a)    Each Credit Party party hereto hereby expressly acknowledges the terms of this Amendment (and, for the avoidance of doubt, ratifies the terms of Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5 and Amendment No. 6) and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Credit Document (and each joinder to such Credit Documents) to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, (ii) subject to any limitations set forth in the Guaranty Agreement, its guarantee of the Obligations (including, without limitation and to the extent applicable to such Credit Party, the Obligations that may arise pursuant to the U.S. Revolving Commitment Increases and, for the avoidance of doubt, to the extent applicable to such Credit Party, the U.S. Revolving Commitment Increases (as defined in Amendment No. 2) and the 2019 Revolving Commitment Increases (as defined in Amendment No. 3)) and (iii) its prior grant of Liens on the Collateral to secure the Obligations (including, without limitation and to the extent applicable to such Credit Party, the Obligations that may arise pursuant to the U.S. Revolving Commitment Increases) owed or otherwise guaranteed by it pursuant to the Security Documents with all such Liens continuing in full force and effect after giving effect to this Amendment.

(b)    Notwithstanding the above, each of the Credit Parties (other than the French Credit Parties, the German Credit Parties and the Singapore Credit Parties) party hereto consents to the amendments of the Credit Agreement effected by this Amendment and confirms that (i) its obligations as a Guarantor under the Guaranty Agreement to which it is a party are not discharged or otherwise affected by those amendments or the other provisions of this Amendment (and for the avoidance of doubt Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5 and Amendment No. 6) and shall accordingly, subject to any limitations set forth in the Guaranty Agreement, continue in full force and effect, (ii) its obligations under, and the Liens granted by it in and pursuant to, the Security Documents to which it is a party are not discharged or otherwise affected by those amendments or the other provisions of this Amendment (and for the avoidance of doubt Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5 and Amendment No. 6 and any increases to the Commitments effected thereunder) and shall accordingly remain in full force and effect, (iii) the Obligations so guaranteed and secured shall, after the Amendment No. 7 Effective Date and subject to any limitations set forth in the Guaranty Agreement, extend to the Obligations under the Credit Documents (including under the Credit Agreement as amended pursuant to this Amendment).

(c)    Each French Credit Party party hereto hereby confirms to the other Parties that, upon and following the execution and performance by it of this Amendment, (i) all of its payment and performance obligations, contingent or otherwise, under each of the Credit Documents (including, for the avoidance of doubt, Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5 and Amendment No. 6) to which it is a party shall remain in full force and effect, (ii) the security created or purported to be created by it under each French Security Document to which it is party shall remain in full force and effect and shall continue to secure the “Secured Obligations” as such term is defined in each of the French Security Documents and (iii) the term “Credit Agreement” as used in each French Security Document to which it is party shall be a reference to the Amended Credit Agreement and as further amended, restated, supplemental and modified from time to time, and notably by this Amendment.

(d)    Each German Credit Party hereby confirms to the other Parties that, upon and following the execution and performance by it of this Amendment, (i) all of its payment and performance obligations, contingent or otherwise, under each of the Credit Documents (including, for the avoidance of doubt, Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4 and Amendment No. 5) to which it is a party shall remain in full force and effect, (ii) the security created or purported to be created by it under each German Security Document to which it is party shall remain in full force and effect and shall continue to secure the “Secured Obligations” as such term is defined in each of the French Security Documents and (iii) the term “Credit Agreement” as used in each German Security Document to which it is party shall be a reference to the Amended Credit Agreement and as further amended, restated, supplemental and modified from time to time, and notably by this Amendment.

(e)    Each Singapore Credit Party hereby confirms to the other Parties that, upon and following the execution and performance by it of this Amendment, (i) the Singapore Security Documents and the Guaranty Agreement remains and continues in full force and effect and is binding on each of the Singapore Credit Parties notwithstanding the amendments to the Credit Agreement pursuant to this Amendment, (ii) the security created by the Singapore Security Documents to which it is a party extends to the liabilities and obligations of the Foreign Credit Parties under the Credit Agreement as amended pursuant to this Amendment and that the obligations of the relevant Foreign Credit Parities arising under or in connection with this Amendment constitute obligations secured under the Singapore Security Documents to which it is a party, and (iii) the security created or conferred under the Singapore Security Documents to which it is a party continues in full force and effect on the terms of the respective Singapore Security Documents.

(f)    After giving effect to this Amendment, neither the modification of the Credit Agreement effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment:

(i)    impairs the validity, effectiveness or priority of the Liens granted pursuant to any Credit Document, and such Liens continue unimpaired with the same priority applicable to such Liens immediately prior to giving effect to this Amendment to secure repayment of all Obligations, whether heretofore or hereafter incurred; or

(ii)    requires that any new filings or registrations required under any Credit Document (including filings or registrations which are necessary to perfect, or required under applicable law with respect to, the security interests created under the Security Documents) to be made or other action required to be taken under any Credit Document be taken to perfect or to maintain the perfection of such Liens, except for such filings and other actions as have otherwise been made or taken on or prior to the Amendment No. 7 Effective Date and which remain in full force and effect on the Amendment No. 7 Effective Date.

Section 9.    Amendment, Modification and Waiver. After the effectiveness hereof, this Amendment may not be amended, modified or waived except in accordance with Section 13.12 of the Amended Credit Agreement.

Section 10.    Entire Agreement. This Amendment, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement or any other Credit Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Credit Document or be construed as a novation thereof, or serve to effect a novation of the obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain and continue in full force and effect.

Section 11.    GOVERNING LAW.

(a)    THIS AMENDMENT(OTHER THAN SECTIONS 8(c), 8(d) and 8(e) OF THIS AMENDMENT)AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SECTION 13.08 OF THE CREDIT AGREEMENT IS HEREBY INCORPORATED MUTATIS MUTANDIS AND SHALL APPLY HERETO.

(b)    SECTION 8(c) OF THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE RELEVANT PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF FRANCE.

(c)    SECTION 8(d) OF THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE RELEVANT PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE FEDERAL REPUBLIC OF GERMANY.

(d)    SECTION 8(e) OF THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE RELEVANT PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF SINGAPORE.

Section 12.    Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 13.    Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery by facsimile or other electronic means of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The words “executed,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. For purposes of this paragraph, “Electronic Signature” means an electronic symbol or process attached to a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

Section 14.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 15.    Post-Closing Obligations. On or prior to the date that is ten Business Days after the Amendment No. 7 Effective Date (or as such time period may be extended by the Administrative Agent in its sole discretion), the Administrative Agent shall have received from Burr & Forman LLP, as South Carolina counsel to the U.S. Credit Parties formed or organized under the laws of the State of South Carolina (or other South Carolina counsel engaged by the Credit Parties organized in South Carolina and reasonably acceptable to the Administrative Agent), an opinion addressed to the Administrative Agent and each of the Lenders, in form and substance reasonably satisfactory to the Administrative Agent.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

VERTIV INTERMEDIATE HOLDING II CORPORATION, as Holdings

By:	/s/ David Fallon
Name: David Fallon
Title: Vice President, Chief Financial Officer and Treasurer

VERTIV GROUP CORPORATION, as Lead Borrower

By:	/s/ David Fallon
Name: David Fallon
Title: Vice President, Chief Financial Officer and Treasurer

CHARLOTTE PROPERTIES LLC
DESARROLLADORA LINA, LLC
ELECTRICAL RELIABILITY SERVICES, INC.
ENERGY LABS, INC.
HIGH VOLTAGE MAINTENANCE CORPORATION
VERTIV CORPORATION
VERTIV IT SYSTEMS, INC.
VERTIV INTERNATIONAL HOLDING CORPORATION
E&I ENGINEERING USA CORPORATION
E&I ENGINEERING CORPORATION,
as U.S. Borrowers

By:	/s/ David Fallon
Name: David Fallon
Title: Vice President and Treasurer

[Signature Page to Amendment No. 7 to the Revolving Credit Agreement]

VERTIV CANADA ULC, as Canadian Borrower

By:	/s/ David Fallon
Name: David Fallon
Title: Vice President and Treasurer

VERTIV FRANCE, as French Borrower

By:	/s/ Giordano Albertazzi
Name: Giordano Albertazzi
Title: President

VERTIV GMBH, as German Borrower

By:	/s/ Peter Lambrecht
Name: Peter Lambrecht
Title: Managing Director

[Signature Page to Amendment No. 7 to the Revolving Credit Agreement]

SIGNED and DELIVERED as a DEED

for and on behalf of GREAT RIVER FINANCE

DESIGNATED ACTIVITY COMPANY

by	/s/ Lynne Maxeiner
Lynne Maxeiner

its lawfully appointed attorney

/s/ Lynne Maxeiner

Attorney

in the presence of

Witness: /s/ Robert M. Wolfe

Name: Robert M. Wolfe

Address: 1050 Dearborn Drive, Columbus, OH 43085

Occupation: VP and General Counsel, Vertiv

[Signature Page to Amendment No. 7 to the Revolving Credit Agreement]

SIGNED and DELIVERED as a DEED

for and on behalf of VERTIV IRELAND LIMITED

by	/s/ Giordano Albertazzi
Giordano Albertazzi

its lawfully appointed attorney

/s/ Giordano Albertazzi

Attorney

in the presence of

Witness: /s/ Laura Calvert

Name: Laura Calvert

Address: 1050 Dearborn Drive, Columbus, OH 43085

Occupation: Executive Assistant

[Signature Page to Amendment No. 7 to the Revolving Credit Agreement]

SIGNED and DELIVERED as a DEED

for and on behalf of VERTIV INTERNATIONAL

DESIGNATED ACTIVITY COMPANY

by	/s/ David Doherty
David Doherty

its lawfully appointed attorney

/s/ David Doherty

Attorney

in the presence of

Witness: /s/ Riona Doherty

Name: Riona Doherty

Address: Menloe, Clanmaurice Avenue, Ennis Road, Limerick, Ireland

Occupation: Program Manager

[Signature Page to Amendment No. 7 to the Revolving Credit Agreement]

VERTIV (HONG KONG) HOLDINGS LIMITED (formerly known as GREAT RIVER HONG KONG) HOLDING LIMITED), as a Hong Kong Borrower

EXECUTED and DELIVERED as a deed by	)
VERTIV (HONG KONG) HOLDINGS LIMITED	) )	/s/ Ho Siu Wah Michelle
acting by two directors	)	Print name: Ho Siu Wah Michelle
	)	Director
)
	)	/s/ Chen Feng
	)	Print name: Chen Feng
Director

ATLAS ASIA LIMITED, as a Hong Kong Borrower

EXECUTED and DELIVERED as a deed by	)
ATLAS ASIA LIMITED	)
acting by two directors	)	/s/ Ho Siu Wah Michelle
	)	Print name: Ho Siu Wah Michelle
	)	Director
)
	)	/s/ Chen Feng
Print name: Chen Feng Director

VERTIV (HONG KONG) LIMITED (formerly known as EMERSON NETWORK POWER (HONG KONG) LIMITED), as a Hong Kong Borrower

EXECUTED and DELIVERED as a deed by	)
VERTIV (HONG KONG) LIMITED	)
acting by two directors	)	/s/ Ho Siu Wah Michelle
	)	Print name: Ho Siu Wah Michelle
	)	Director
)
	)	/s/ Chen Feng Print name: Chen Feng Director

[Signature Page to Amendment No. 7 to the Revolving Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a 2022 Increase Loan Lender

By:	/s/ Gene Riego de Dios
Name: Gene Riego de Dios
Title: Executive Director

[Signature Page to Amendment No. 7 to the Revolving Credit Agreement]

PNC BANK N.A., as a 2022 Increase Loan Lender

By:	/s/ Albert Sarkis
Name: Albert Sarkis
Title: Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a 2022 Increase Loan Lender and an Issuing Bank

By:	/s/ Olesya Mitkevych
Name: Olesya Mitkevych
Title: Director

GOLDMAN SACHS LENDING PARTNERS LLC, as a 2022 Increase Loan Lender

By:	/s/ Jonathan Dworkin
Name: Jonathan Dworkin
Title: Authorized Signatory

CITIBANK, N.A., as a 2022 Increase Loan Lender

By:	/s/ David Smith
Name: David Smith
Title: Vice President & Director

BANK OF MONTREAL, as a 2022 INCREASE LOAN LENDER

By:	/s/ Elizabeth Mitchell
Name: Elizabeth Mitchell
Title: Director, CHICAGO BRANCH

BARCLAYS BANK PLC, as a 2022 Increase Loan Lender

By:	/s/ Charlene Saldanha
Name: Charlene Saldanha
Title: Vice President

DEUTSCHE BANK AG NEW YORK BRANCH, as a 2022 Increase Loan Lender

By:	/s/ Jonathan Lidz Name: Jonathan Lidz Title: Director

By:	/s/ Leonardo Melhem Name: Leonardo Melhem Title: Director

[Signature Page to Amendment No. 7 to the Revolving Credit Agreement]

SCHEDULE 1

TO AMENDMENT

Name of Lender	U.S. Revolving Commitment Increase
JPMorgan Chase Bank, N.A.	$17,600,000.00
Wells Fargo Bank, National Association	$15,300,000.00
PNC Bank, National Association	$10,000,000.00
Deutsche Bank AG New York Branch	$30,000,000.00
Citibank, N.A.	$17,600,000.00
Goldman Sachs Lending Partners LLC	$12,000,000.00
Bank of Montreal, Chicago Branch	$3,500,000.00
Barclays Bank PLC	$9,000,000.00

Total	$115,000,000.00

Schedule 1-1

SCHEDULE 2

TO AMENDMENT

SCHEDULE 2.01

Commitments

Lenders	U.S. Revolving Commitments	Canadian Revolving Commitments	European Revolving Commitments
JPMorgan Chase Bank, N.A.	$57,381,250.00	$2,375,000.00	$2,375,000.00
Bank of America, N.A.	$39,781,250.00	$0.00	$2,375,000.00
Bank of America, N.A., acting through its Canada Branch	$0.00	$2,375,000.00	$0.00
Wells Fargo Bank, National Association	$73,925,000.00	$0.00	$0.00
Wells Fargo Capital Finance Corporation Canada	$0.00	$3,500,000.00	$0.00
Wells Fargo Capital Finance (UK) Ltd.	$0.00	$0.00	$3,500,000.00
PNC Bank, National Association	$43,500,000.00	$2,000,000.00	$2,000,000.00
ING Capital LLC	$33,500,000.00	$2,000,000.00	$2,000,000.00
Deutsche Bank AG New York Branch	$38,375,000.00	$0.00	$500,000.00
Deutsche Bank AG, Canada Branch	$0.00	$500,000.00	$0.00
Citibank, N.A.	$80,412,500.00	$3,750,000.00	$3,750,000.00
Goldman Sachs Lending Partners LLC	$58,062,500.00	$2,750,000.00	$2,750,000.00
Bank of Montreal, Chicago Branch	$15,225,000.00	$0.00	$0.00
Bank of Montreal, Toronto Branch	$0.00	$700,000.00	$0.00
Bank of Montreal, London Branch	$0.00	$0.00	$700,000.00
Barclays Bank PLC	$9,837,500.00	$50,000.00	$50,000.00
Total	$450,000,000.00	$20,000,000.00	$20,000,000.00

Lenders	Asian Revolving Commitments	French Revolving Commitments	German Revolving Commitments
JPMorgan Chase Bank, N.A.	$17,500,000.00	$6,250,000.00	$3,750,000.00
Bank of America, N.A.	$17,500,000.00	$0.00	$3,750,000.00
Bank of America Europe Designated Activity Company	$0.00	$6,250,000.00	$0.00
Total	$35,000,000.00	$12,500,000.00	$7,500,000.00

Schedule 2-1

Lenders	U.S. FILO Revolving Commitments	Canadian FILO Revolving Commitments
JPMorgan Chase Bank, N.A.	$2,731,250.00	$237,500.00
Bank of America, N.A.	$2,731,250.00	$0.00
Bank of America, N.A., acting through its Canada Branch	$0.00	$237,500.00
Wells Fargo Bank, National Association	$4,025,000.00	$0.00
Wells Fargo Capital Finance Corporation Canada	$0.00	$350,000.00
PNC Bank, National Association	$2,300,000.00	$200,000.00
ING Capital LLC	$2,300,000.00	$200,000.00
Deutsche Bank AG New York Branch	$575,000.00	$0.00
Deutsche Bank AG, Canada Branch	$0.00	$50,000.00
Citibank, N.A.	$4,312,500.00	$375,000.00
Goldman Sachs Lending Partners LLC	$3,162,500.00	$275,000.00
Bank of Montreal, Chicago Branch	$805,000.00	$0.00
Bank of Montreal, Toronto Branch	$0.00	$70,000.00
Barclays Bank PLC	$57,500.00	$5,000.00
Total	$23,000,000.00	$2,000,000.00

Issuing Banks	LC Commitments
JPMorgan Chase Bank, N.A.	$50,000,000.00
Bank of America, N.A.	$50,000,000.00
Wells Fargo Bank, National Association	$25,000,000.00
PNC Bank, National Association	$15,000,000.00
ING Capital LLC	$15,000,000.00
Citibank, N.A.	$45,000,000.00
Total	$200,000,000.00

Schedule 2-2